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                                                                    EXHIBIT 10.8



                   AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
                         CAPITAL SUBSCRIPTION AGREEMENT

     AMENDMENT NO. 1 dated as of June 20, 2000, made by and among (i) NEXTEL ARGENTINA S.R.L. (the "Borrower"), a sociedad de responsabilidad limitada organized under the laws of Argentina, (ii) NEXTEL INTERNATIONAL (ARGENTINA), LTD. (the "Parent"), a company incorporated under the laws of the Cayman Islands, and (iii) NEXTEL INTERNATIONAL, INC. (the "Parent Shareholder"), a corporation organized under the laws of the State of Washington, United States of America.

     The Borrower, the Parent and the Parent Shareholder are parties to a Capital Subscription Agreement dated as of March 17, 1998 (as amended and restated by the Amended and Restated Capital Subscription Agreement dated as of May 12, 1999 and as further modified, supplemented and in effect from time to time, the "Capital Subscription Agreement") and wish to amend certain provisions of the Capital Subscription Agreement.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


     SECTION 1. Amendments.

     1.01. Definitions. The definition of "Equity Contribution" in Section 1 of the Capital Subscription Agreement is hereby amended to read in its entirety as follows:

          "Equity Contribution" means, as to any Person (i) the amount of cash consideration paid to such Person in exchange for newly-issued Capital Stock of such Person, (ii) the amount of any contribution of cash to such Person in respect of its Capital Stock made by any then-existing equityholder, (iii) in the case of the Borrower, the value of equipment contributed to the Parent by the Parent Shareholder, and to the Borrower by the Parent, in respect of its capital stock, so long as such equipment is newly manufactured and has been purchased by the Parent Shareholder from third party vendor(s), not an Affiliate, within 30 days prior to the date of delivery of such equipment to the Borrower and (iv) the value of payments made by the Parent Shareholder to third party vendors in respect of software, software design and software licensing utilized by the Borrower and its Subsidiaries and set forth in a certification to such effect delivered to the Administrative Agent and signed jointly by an officer of the Parent Shareholder and the Borrower, provided that the aggregate amount of such payments during any single fiscal year that may be treated as Equity Contributions shall not exceed U.S. $3,000,000. For purposes hereof, the value of any equipment contributed to the Parent and the Borrower as contemplated by the foregoing clause (iii) shall be valued at the purchase price therefor reflected on the invoice of the respective vendor, and the value of any software, software design and software licensing referred to in the foregoing clause


                Amendment No. 1 to Capital Subscription Agreement

          (iv) shall be the amount thereof determined in good faith as being properly allocable to the Borrower and its Subsidiaries as set forth in the officers' certificate referred to in said clause (iv).

     1.02. New Equity Contributions. Section 2(c) of the Capital Subscription Agreement is hereby amended to read in its entirety as follows:

          "(c) New Equity Contributions. The Parent Equity Holders shall make additional Equity Contributions to the Parent, by remitting the same in U.S. Dollars and in immediately available funds to the Equity Contribution Account or, alternatively, by contributing equipment as permitted by clause
     (iii) of the definition of "Equity Contribution" in Section 1 (all such additional Equity Contributions to the Parent being herein referred to as the "New Equity Contributions"), from time to time as herein provided, to the extent necessary so that the aggregate amount of (x) the Pre-Closing Equity Contributions, plus (y) the New Equity Contributions, so made in the Parent on or before the dates set forth below shall each be equal to or greater than the respective amounts set forth below beside such dates (as such amounts shall be adjusted in accordance with the proviso set forth below):

                    Date                                       Amount
                    ----                                       ------
          Amendment No. 3 Effective Date                  U.S.$ 65,500,000

          December 31, 1999                               U.S.$ 83,500,000

          March 31, 2000                                  U.S.$ 90,500,000

          June 30, 2000                                   U.S.$135,000,000

          September 30, 2000                              U.S.$180,000,000

          December 31, 2000                               U.S.$218,000,000

          March 31, 2001                                  U.S.$242,000,000

          June 30, 2001                                   U.S.$275,000,000

          September 30, 2001                              U.S.$306,000,000

          December 31, 2001                               U.S.$328,000,000

          March 31, 2002                                  U.S.$346,000,000

          June 30, 2002                                   U.S.$362,000,000

          September 30, 2002                              U.S.$406,000,000


                Amendment No. 1 to Capital Subscription Agreement

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
                    Date                                       Amount
                    ----                                       ------
          December 31, 2002                               U.S.$445,000,000

     provided that the amount set forth above for any date shall be reduced or increased by the amounts set forth below in the event any of the following conditions shall be met (reductions and increases in the following clauses
     (i) and (ii) each to be independent of the other):

               (i) in the event that the Borrower shall elect to reduce the cumulative permitted amount of Capital Expenditures through any December 31 as contemplated by clause (i) of Section 7.08(c) of the Credit Agreement by sending a "Notice of Capital Expenditure Reduction" to the Administrative Agent and the Lenders as provided therein, then the amount of required New Equity Contributions as at said December 31 and each date set forth in the schedule above after such December 31 shall be reduced by an equivalent amount; and

               (ii) in the event that the cumulative amount of EBITDA for the period (treated for these purposes as a single accounting period) commencing on January 1, 2000 through and including the fiscal quarter ending on any date set forth in the schedule below shall (x) be greater than the projected EBITDA for such period set forth in the schedule below, then the amount of required New Equity Contributions as at said date and each date set forth in the schedule above after such date shall be reduced by an equivalent amount and (y) be less than the projected EBITDA for such period set forth in the schedule below, then the amount of required New Equity Contributions as at said date and each date set forth in the schedule above after such date shall be increased by an equivalent amount:

                 Period Ending                                Amount
                 -------------                                ------
               March 31, 2000                             U.S.$ (3,653,390)

               June 30, 2000                              U.S.$(12,113,100)

               September 30, 2000                         U.S.$(17,449,154)

               December 31, 2000                          U.S.$(22,606,002)

               March 31, 2001                             U.S.$(25,675,686)

               June 30, 2001                              U.S.$(27,151,089)

               September 30, 2001                         U.S.$(27,333,601)

               December 31, 2001                          U.S.$(26,306,524)

               March 31, 2002                             U.S.$(24,903,776)


               Amendment No. 1 to Capital Subscription Agreement

                                      -3-

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
                  Period Ending                  Amount
                  -------------                  ------
               June 30, 2002                U.S.$(21,556,744)

               September 30, 2002           U.S.$(16,236,247)

               December 31, 2002            U.S.$ (8,771,888)

          The amounts set forth above in the first schedule above (as so adjusted) shall be referred to in this Agreement as the "Equity Holder Commitments" of the Parent Equity Holders. The Parent may from time to time, upon not less than 10 days' prior written notice, require that the Parent Equity Holders make the New Equity Contributions contemplated hereby in advance of any date specified above, and if any such notice is given, the Parent Equity Holders shall so make such New Equity Contributions on the date and in the amount so required in such notice."


     SECTION 2. Miscellaneous. Except as herein provided, the Amended and Restated Capital Subscription Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 1 by signing nay such counterpart. Terms defined in the Amended and Restated Capital Subscription Agreement are used herein as defined therein. This Amendment No. 1 shall be governed by and construed in accordance with the law of the State of New York.


                Amendment No. 1 to Capital Subscription Agreement

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed by their duly authorized signatures in counterparts all as of the date first above written.


                                          NEXTEL ARGENTINA S.R.L.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:



                                          NEXTEL INTERNATIONAL (ARGENTINA), LTD.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:



                                          NEXTEL INTERNATIONAL, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                Amendment No. 1 to Capital Subscription Agreement

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                       CONSENT AND AGREEMENT TO AMENDMENT

     Pursuant to Section 3(b)(ii) of the Amended and Restated Consent Agreement dated as of May 12, 1999 between the Parent, the Parent Shareholder and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent") for the Lenders party to the Credit Agreement referred to therein, the undersigned hereby consents to the amendments provided for in this Amendment No. 1.


THE CHASE MANHATTAN BANK


By
  ----------------------
Title:


                Amendment No. 1 to Capital Subscription Agreement

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